UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 14, 2020

ORGANOGENESIS HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Dan Road Canton, MA		02021
(Address of principal executive offices)		(Zip Code)

(781) 575-0775

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ORGO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 14, 2020, Organogenesis Holdings Inc., Organogenesis Inc., and Prime Merger Sub LLC (collectively, the “Company”) entered into a Second Amendment to Credit Agreement (the “Second Amendment”) dated and effective as of February 13, 2020 with Silicon Valley Bank (“SVB”), as the Issuing Lender and Swingline Lender, and SVB, as administrative agent and collateral agent for the Lenders (the “Administrative Agent”). The Second Amendment amends the Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of March 14, 2019, by and among the Company, the Issuing Lender and Swingline Lender, and the Administrative Agent, by deleting the final paragraph of Section 7.1(a) of the Credit Agreement in its entirety and inserting in its place a provision with the following requirements (capitalized terms used but undefined herein having the meaning ascribed to such terms in the Credit Agreement):

•

The minimum Consolidated Revenue requirements for the quarterly periods ending March 31, 2020 and thereafter shall be determined no later than March 31of each applicable fiscal year, by the Required Lenders, in their reasonable discretion following review of the board-approved Projections delivered pursuant to Section 6.2(c) of the Credit Agreement and consultation with Borrower; provided that such minimum Consolidated Revenue requirements shall in any event not be less than the greater of (i) 85% of the Consolidated Revenue reflected in such board-approved Projections and (ii) 10% year-over-year growth, when compared to each corresponding fiscal quarter from the prior fiscal year.

The foregoing description of the Second Amendment is only a summary and is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement entered into on February 14, 2020 and dated and effective as of February 13, 2020 among Organogenesis Holdings Inc., Organogenesis Inc. and Prime Merger Sub, LLC, collectively as borrower, and Silicon Valley Bank, in its capacity as the Issuing Lender and Swingline Lender, Silicon Valley Bank, as Administrative Agent, and Silicon Valley Bank and the other lenders listed therein, collectively as lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organogenesis Holdings Inc.

By:	/s/ Timothy M. Cunningham
Name:	Timothy M. Cunningham
Title:	Chief Financial Officer

Date: February 19, 2020